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                                                               EXHIBIT 10.1

                        AMENDMENT TO EMPLOYMENT AGREEMENT

          This Amendment to Employment Agreement (this "Amendment") dated as of July 18, 1995 is made between SC Bancorp ("Bancorp") and Southern California Bank ("Bank") (collectively referred to as "Employers") and Larry D. Hartwig ("Employee"), with reference to the following facts:

          A. Employers and Employee are parties to that certain Employment Agreement dated January 1, 1995 (the "Employment Agreement").

          B. Employers and Employee desire to amend the Employment Agreement as hereinafter provided.

          NOW, THEREFORE, for good and valuable consideration, it is agreed as follows:

     1.   AMENDMENT.

          The fifth sentence of Section 8 of the Employment Agreement shall be amended to read in full as follows:

          During the term of this Agreement, Employee shall be entitled to purchase such membership interest from Employers at a purchase price equal to the then fair market value of such membership.

     2.   EFFECT OF AMENDMENTS.

          All references in the Employment Agreement to this "Agreement" shall be references to the Employment Agreement as amended by this Amendment. Except as amended by this Amendment, each of the provisions of the Employment Agreement shall remain in full force and effect.

     3.   COUNTERPARTS.

          This Amendment may be executed by the parties hereto in counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                   SC BANCORP

/s/ Larry D. Hartwig               By /s/ H.A. Beisswenger
-------------------------             ------------------------
Larry D. Hartwig                   Title Chairman of the Board
                                         ----------------------


                                   SOUTHERN CALIFORNIA BANK

                                   By /s/ H.A. Beisswenger
                                      ------------------------
                                   Title Chairman of the Board
                                         ----------------------

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